EXHIBIT 10.1

Amendment No. 12
To
Special Business Provisions SPB MS-65530-0016
Between
The Boeing Company
And
Spirit AeroSystems, Inc.

THIS AMENDMENT to Special Business Provisions SBP MS-65530-0016 is entered into as of April 9, 2015 ("Effective Date"), by and between The Boeing Company, a Delaware Corporation ("Boeing"), and Spirit AeroSystems, Inc , a Delaware corporation ("Seller"). Hereinafter, Seller and Boeing may be referred to jointly as "Parties" hereto.

WHEREAS, Boeing and Seller are parties to the Special Business Provisions
MS-65530-0016, dated June 16, 2005 (the "SBP"), and the General Terms Agreement BCA-65530-0016, dated June 17, 2005 (the "GTA") (collectively, the "Sustaining Agreement"), each as amended to their respective Effective Dates.

WHEREAS, Boeing and Seller have agreed to change terms within SBP Attachment 25 by amendment hereto.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the Parties:

I.	Section 3.0 ("RIGHT TO BID") of Attachment 25 to the SBP is hereby deleted in its entirety and replaced with the following:

3.0     EXCLUSIVE RIGHT TO MODIFED INNNER WALL SOW

3.1 In the event that Boeing changes the material requirements of the Tl SOW from titanium to composite/aluminum dense core (hereinafter, "Modified IW SOW"), Seller will have the exclusive right to perform such Modified IW SOW, if Spirit has competitive pricing and a feasible technical solution. All other contract terms, including but not limited to, specific price, warranty per the PSAD, and term, will be agreed to in good faith by the Parties.

3.2 In the event Boeing implements the Modified IW SOW, it will provide Seller with sufficient advance notice of the Initial Change in accordance with Section 8.0 of SBP Attachment 27 (737 MAX Non Recurring Agreement) to enable the Parties to implement this Section 3.0.

IN WITNESS THEREOF the Parties hereto have executed this Amendment as of the day and year first written above.

BOEING
THE BOEING COMPANY

Signature: /s/Kayla Drawsky
Printed Name:Kayla Drawsky
Title: Procurement Agent
Date: 04/23/2015

SELLER
Spirit AeroSystems, Inc.

Signature: /s/ Ryan Ast
Printed Name: Ryan Ast
Title: Contract Administrator
Date: 04/09/2015